Supplement dated June 16, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MANAGEMENT INFORMATION

Officers of the Fund
On page 28, add the following row to the table:

Position(s) Held
Name, Address	with Fund and	Positions with the Manager and its Affiliates;
and Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years**
Teresa M. Button	Treasurer	Treasurer (since 2011) for PMC, Princor, PSS, and
711 High Street	(since 2011)	Spectrum. Vice President and Treasurer since 2011 for
Des Moines, Iowa 50392		PFD, PGI, PREI and Edge. Vice President and Treasurer,
1963		PLIC.

PORTFOLIO HOLDINGS DISCLOSURE

On page 85, delete the first two paragraphs under this heading and substitute:

The portfolio holdings of the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account,
Diversified Growth Account, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Account’s portfolio on the principal.com website on the thirteenth business day of the following month. The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on a portfolio’s holdings. The Accounts may also occasionally publish information on the website concerning the removal, addition or change in weightings of underlying funds in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified
Growth Account, or other funds of funds invest. The Money Market Account also publishes on the website
www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Accounts may distribute non-specific information about the Accounts and/or summary information about the Accounts as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Account’s holdings. This information may be made available at any time (or without delay).

PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Edge Asset Management, Inc.
This information is as of March 31, 2011.
On page 93, add the following:

Other Accounts Managed
Total Assets
of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Gregory L. Tornga: Government &
High Quality Bond, Income, and Short-
Term Income Accounts
Registered investment companies	3	$4.1 billion	0	$0
Other pooled investment vehicles	1	$511.6 million	0	$0
Other accounts	0	$0	0	$0

On page 95, add the following:

Ownership of Securities
Dollar Range
of Securities
Owned by the
	PVC Accounts Managed by Portfolio Manager			Portfolio
Portfolio Manager	(list each account on its own line)			Manager
Gregory L. Tornga	Government & High Quality Bond Account			None
	Income Account			None
	Short-Term Income Account			None